United States

Securities and Exchange Commission
Washington, D.C. 20579

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – December 8, 2016

Littelfuse, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Note Purchase Agreements

On December 8, 2016, Littelfuse, Inc. (the “Company”) entered into a Note Purchase Agreement, dated December 8, 2016 (the “U.S. Purchase Agreement”), with the note purchasers listed on the signature pages thereto, pursuant to which the Company will issue and sell $125 million aggregate principal amount of the Company’s senior notes in two series. Subject to satisfaction of customary closing conditions, the funding date will be February 15, 2017 for $25 million in aggregate principal amount of 3.03% Senior Notes, Series A, due February 15, 2022, and $100 million in aggregate principal amount of 3.74% Senior Notes, Series B, due February 15, 2027 (together, the “U.S. Senior Notes”).

On December 8, 2016, Littelfuse Netherland C.V., a wholly-owned subsidiary of the Company (“Littelfuse Netherland,” and together with the Company, the “Companies”), and the Company, as guarantor, entered into a Note Purchase Agreement, dated December 8, 2016 (the “Cross Border Purchase Agreement,” and together with the U.S. Purchase Agreement, the “Purchase Agreements”),with the noteholders listed on the signature pages thereto, pursuant to which Littelfuse Netherland issued and sold €212 million aggregate principal amount of Littelfuse Netherland’s senior notes in two series. The funding date for the Cross Border Senior Notes occurred on December 8, 2016 for €117 million in aggregate amount of 1.14% Senior Notes, Series A, due December 8, 2023, and €95 million in aggregate amount of 1.14% Senior Notes, Series B due December 8, 2028 (together, the “Cross Border Senior Notes,” and together with the U.S. Senior Notes, the “Senior Notes”).

The Senior Notes were offered to qualified institutional buyers and institutional accredited investors in the United States in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Senior Notes have not been registered under the Securities Act, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or applicable exemptions from these registration requirements.

Interest Rate

Interest on the U.S. Senior Notes will be payable semiannually on February 15 and August 15, commencing August 15, 2017. Interest on the Cross Border Senior Notes is payable semiannually on June 8 and December 8, commencing June 8, 2017. Interest on the Senior Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Ranking

The Senior Notes are general unsecured senior obligations and rank equal in right of payment with all existing and future unsecured unsubordinated indebtedness of the Company and Littelfuse Netherland. In the Cross Border Purchase Agreement, the Company has agreed to guarantee the due and punctual payment in full of the Cross Border Senior Notes.

Certain Covenants and Events of Defaults

The Senior Notes are subject to certain customary covenants, including limitations on the Companies’ and their subsidiaries’ ability, with certain exceptions, to engage in mergers, consolidations, asset sales and transactions with affiliates, to engage in any business that would substantially change the general business of the Companies and their subsidiaries, and to incur liens. The Purchase Agreements also contain financial covenants that, among other things, require the Company to maintain a consolidated debt to consolidated EBITDA ratio of not more than 3.5 to 1.0 (4.0 to 1.0 for four consecutive fiscal quarters immediately following certain acquisitions) and an interest coverage ratio of not less than 2.5 to 1.0 for any fiscal quarter, and limit the Company from permitting its priority debt to exceed 25% of its consolidated total assets for any fiscal quarter. If the consolidated leverage ratio exceeds 3.5 to 1.0 as described above, the interest rate on the Senior Notes will be increased by 0.75% until such time that the consolidated leverage ratio is again less than 3.5 to 1.0.

The Note Purchase Agreements contain customary events of default, including payment defaults, cross defaults with certain other indebtedness, breaches of covenants, certain final judgments for payment and bankruptcy events. Upon the occurrence of certain events of default, all of the Senior Notes will be immediately due and payable, and upon the occurrence of certain other events of default, all of the Senior Notes may be declared immediately due and payable.

Prepayments

The Companies may redeem the Senior Notes upon the satisfaction of certain conditions and the payment of a make-whole amount to noteholders, and are required to offer to repurchase the Senior Notes at par following certain events, including a change of control.

The foregoing summary of the U.S. Senior Notes and the U.S. Purchase Agreement is qualified in its entirety by reference to the full text of the forms of the U.S. Senior Notes, copies of which are filed herewith as Exhibits 4.1 and 4.2, and the U.S. Purchase Agreement, which is filed herewith as Exhibit 10.1, respectively, and incorporated by reference herein. The foregoing summary of the Cross Border Senior Notes and the Cross Border Purchase Agreement is qualified in its entirety by reference to the full text of the forms of the Cross Border Senior Notes, copies of which are filed herewith as Exhibits 4.3 and 4.4, and the Cross Border Purchase Agreement, which is filed herewith as Exhibit 10.2, respectively, and incorporated by reference herein.

Subsidiary Guaranty Agreements

On February 15, 2017, in connection with the U.S. Purchase Agreement, LFUS LLC, Littelfuse Commercial Vehicle, LLC, SC Building LLC, SSAC, LLC and Symcom, Inc., each a wholly-owned subsidiary of the Company (the “Guarantors”), will enter into a Subsidiary Guaranty Agreement, dated as of February 15, 2017 (the “U.S. Guaranty Agreement”), pursuant to which the Guarantors will agree, jointly and severally, to guarantee the due and punctual payment in full of the U.S. Senior Notes.

On December 8, 2016, in connection with the Cross Border Purchase Agreement, the Guarantors entered into a Subsidiary Guaranty Agreement, dated as of December 8, 2016 (the “Cross Border Guaranty Agreement”), pursuant to which the Guarantors have agreed, jointly and severally, to guarantee the due and punctual payment in full of the Cross Border Senior Notes.

The foregoing summary of the U.S. Guaranty Agreement is qualified in its entirety by reference to the full text of the U.S. Guaranty Agreement, a copy of which is filed herewith as Exhibit 10.3 and incorporated by reference herein. The foregoing summary of the Cross Border Guaranty Agreement is qualified in its entirety by reference to the full text of the Cross Border Guaranty Agreement, a copy of which is filed herewith as Exhibit 10.4 and incorporated by reference herein.

Item 7.01         Regulation FD Disclosure.

Press Release – Senior Notes

On December 9, 2016, the Company issued a press release announcing the offer and sale of the Senior Notes. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference into this Item 7.01.

Investor and Analyst Presentation

On December 9, 2016, the Company will give a presentation to investors and analysts of the Company. Attached hereto as Exhibit 99.2 and made part of this report is a copy of the power point presentation to be given by the Company. The Company also announced the investor and analyst presentation in the press release furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference into any filing by the Company under the Securities Act or the Securities Exchange Act of 1934, as amended.

Item 9.01         Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibits
4.1	Form of 3.03% Senior Note, Series A, due February15, 2022 (included in Exhibit 10.1 hereto).

4.2	Form of 3.74% Senior Note, Series B, due February 15, 2027 (included in Exhibit 10.1 hereto).

4.3	Form of 1.14% Senior Note, Series A, due December 8, 2023 (included in Exhibit 10.2 hereto).

4.4	Form of 1.83% Senior Note, Series B, due December 8, 2028 (included in Exhibit 10.2 hereto).

10.1	Note Purchase Agreement, dated December 8, 2016, among Littelfuse, Inc. and note purchasers listed on the signature pages thereto.

10.2	Note Purchase Agreement, dated December 8, 2016, among Littelfuse Netherland C.V., Littelfuse, Inc., as guarantor, and note purchasers listed on the signature pages thereto.

10.3

Form of Subsidiary Guaranty Agreement, to be dated as of February 15, 2017, to be made by LFUS LLC, Littelfuse Commercial Vehicle, LLC, SC Building LLC, SSAC, LLC and Symcom, Inc. in favor of the note purchasers and the other holders.

10.4

Subsidiary Guaranty Agreement, dated as of December 8, 2016, made by LFUS LLC, Littelfuse Commercial Vehicle, LLC, SC Building LLC, SSAC, LLC and Symcom, Inc. in favor of the note purchasers and the other holders.

99.1	Press release, dated December 9, 2016.

99.2	Company Investor Presentation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: December 9, 2016	By: /s/ Meenal A. Sethna
Meenal A. Sethna Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibits
4.1	Form of 3.03% Senior Note, Series A, due February15, 2022 (included in Exhibit 10.1 hereto).

4.2	Form of 3.74% Senior Note, Series B, due February 15, 2027 (included in Exhibit 10.1 hereto).

4.3	Form of 1.14% Senior Note, Series A, due December 8, 2023 (included in Exhibit 10.2 hereto).

4.4	Form of 1.83% Senior Note, Series B, due December 8, 2028 (included in Exhibit 10.2 hereto).

10.1	Note Purchase Agreement, dated December 8, 2016, among Littelfuse, Inc. and note purchasers listed on the signature pages thereto.

10.2	Note Purchase Agreement, dated December 8, 2016, among Littelfuse Netherland C.V., Littelfuse, Inc., as guarantor, and note purchasers listed on the signature pages thereto.

10.3

Form of Subsidiary Guaranty Agreement, to be dated as of February 15, 2017, to be made by LFUS LLC, Littelfuse Commercial Vehicle, LLC, SC Building LLC, SSAC, LLC and Symcom, Inc. in favor of the note purchasers and the other holders.

10.4

Subsidiary Guaranty Agreement, dated as of December 8, 2016, made by LFUS LLC, Littelfuse Commercial Vehicle, LLC, SC Building LLC, SSAC, LLC and Symcom, Inc. in favor of the note purchasers and the other holders.

99.1	Press release, dated December 9, 2016.

99.2	Company Investor Presentation.